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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            Form 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 26, 2000
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                       inTEST Corporation
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       (Exact Name of Registrant as Specified in Charter)

   Delaware                 0-22529                22-2370659
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(State or Other     (Commission File Number)   (I.R.S. Employer
Jurisdiction of                               Identification No.)
 Incorporation)


2 Pin Oak Lane, Cherry Hill, New Jersey              08003
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(Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code: (856)424-6886
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ITEM 5.  OTHER EVENTS

         On July 26, 2000, inTEST Corporation, a Delaware corporation, announced that its reported bookings for the first quarter ended March 31, 2000 were understated by $1.3 million. A copy of inTEST's press release announcing these revised bookings is attached as
         Exhibit 99 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits:

       99   Press Release, dated July 26, 2000


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                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             inTEST CORPORATION


                         By: /s/ Daniel J. Graham
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                             Daniel J. Graham
                             Sr. Vice President


Date: July 26, 2000
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EXHIBIT INDEX


99  Press Release, dated July 26, 2000